SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the registrant X
                       ---
Filed by a party other than the registrant_

Check the appropriate box:

        Preliminary proxy statement
---
 X      Definitive proxy statement
---
        Definitive additional materials
---
        Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
---

     Pilgrim America Masters Series, Inc.
------------------------------------------------------------------
        (Name of Registrant as Specified in Its Charter)

     Pilgrim America Masters Series, Inc.
------------------------------------------------------------------
        (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

 X      No fee required
---
        Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
---

        (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

        (2) Aggregate  number  of  securities  to  which  transaction  applies:

        ------------------------------------------------------------------------

        (3) Per unit price or other underlying value of transactiion computed pursuant to Exchange Act Rule 0-11:

        ------------------------------------------------------------------------

        (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

        (5) Total fee paid:

        ------------------------------------------------------------------------

        __  Fee paid previously with preliminary materials

        ------------------------------------------------------------------------

        __ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identifying the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

        (1) Amount previously paid:

        ------------------------------------------------------------------------

        (2) Form, schedule or registration statement no.:

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        (3) Filing party:

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        (4) Date filed:

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
                     Pilgrim America Masters Series, Inc.
                      40 North Central Avenue, Suite 1200
                            Phoenix, Arizona 85004

                                                               November 10, 1997

Dear Shareholder:

     Your Board of Directors has called a Special Meeting of Shareholders of the Pilgrim America Masters MidCap Value Fund (the "Fund") of Pilgrim America Masters Series, Inc. (the "Company") to be held on December 18, 1997 to consider a proposal to approve a new Portfolio Management Agreement between Pilgrim America Investments, Inc. (the "Investment Manager"), and Cramer Rosenthal McGlynn, LLC to provide sub-advisory services to the Fund.

     This meeting is required because a proposed reorganization of CRM Advisors, LLC, the Fund's current Portfolio Manager, will cause the current Portfolio Management Agreement to terminate on the date of the reorganization, which is scheduled for January 2, 1998. Upon completion of the reorganization, the approval of a new Portfolio Management Agreement will allow the same people who currently manage the Fund to continue to manage the Fund. In addition, the new Portfolio Management Agreement will have substantially the same terms as the current Portfolio Management Agreement between the Investment Manager and CRM Advisors, LLC. The Investment Management fees paid by the Fund to the Investment Manager will not change.

     After careful consideration, the Board of Directors unanimously approved this proposal and recommends that shareholders vote "FOR" the proposal.

     Your vote is important regardless of the number of shares you own. In order to avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the proxy statement and cast your vote. It is important that your vote be received by no later than December 17, 1997.

     The Company is using Shareholder Communications Corporation, a professional proxy solicitation firm, to assist shareholders in the voting process. As the date of the meeting approaches, if we have not already heard from you, you may receive a telephone call from Shareholders Communications reminding you to exercise your right to vote.

     We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                        Sincerely,


                                        /s/ Robert W. Stallings

                                        ROBERT W. STALLINGS,
                                        President and Chairman of the Board

                     Pilgrim America Masters Series, Inc.
                      40 North Central Avenue, Suite 1200
                            Phoenix, Arizona 85004
                                 (800) 331-1080

   Notice of Special Meeting of Shareholders to be Held on December 18, 1997


To the Shareholders:

     A Special Meeting of Shareholders of the Pilgrim America Masters MidCap Value Fund (the "Fund") of Pilgrim America Masters Series, Inc. (the "Company") will be held on Thursday, December 18, 1997 at 10:00 a.m., local time, at the offices of the Company, 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004 for the following purposes:

          1. To approve a new Portfolio Management Agreement between Pilgrim America Investments, Inc. and Cramer Rosenthal McGlynn, LLC, the successor to the current Portfolio Manager;

          2. To transact such other business as may properly come before the Special Meeting of Shareholders or any adjournments thereof.

     Shareholders of record at the close of business on November 3, 1997 are entitled to notice of, and to vote at, the meeting. Your attention is called to the accompanying Proxy Statement. Regardless of whether you plan to attend the meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and a maximum number of shares may be voted. If you are present at the meeting, you may change your vote, if desired, at that time.

                                        By Order of the Board of Directors



                                        /s/ James Hennessy

                                        JAMES M. HENNESSY, Secretary

November 10, 1997

                     Pilgrim America Masters Series, Inc.

                                PROXY STATEMENT

        Special Meeting of Shareholders to be held on December 18, 1997

     This Proxy Statement is furnished by the Board of Directors of Pilgrim America Masters Series, Inc. (the "Company") in connection with the solicitation of voting instructions for use at the Special Meeting of Shareholders (the "Meeting") of the Pilgrim America Masters MidCap Value Fund (the "Fund") to be held on December 18, 1997, at 10:00 a.m., local time, at the offices of the Company, 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004 for the purposes set forth below and in the accompanying Notice of Special Meeting. At the Meeting, the shareholders of the Fund will be asked:

          1. To approve a new Portfolio Management Agreement between Pilgrim America Investments, Inc. and Cramer Rosenthal McGlynn, LLC, the successor to the current Portfolio Manager;

          2. To transact such other business as may properly come before the Special Meeting of Shareholders or any adjournments thereof.

Solicitation of Proxies

     Solicitation of proxies is being made primarily by the mailing of this Notice and Proxy Statement with its enclosures on or about November 12, 1997. Shareholders of the Fund whose shares of Common Stock are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, officers of the Company and employees of Pilgrim America Investments, Inc. ("PAII" or the "Investment Manager"), Investment Manager to the Fund, and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communication. The Company has retained Shareholder Communications Corporation, a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. As the meeting date approaches, certain shareholders of the Fund may receive a telephone call from the professional proxy solicitation firm asking the shareholder to vote. The costs associated with such solicitation will be paid by CRM Advisors, LLC.

     A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Company a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote FOR each of the proposals and may vote in their discretion with respect to other matters not now known to the Board of the Company that may be presented at the Meeting.

Voting Rights

     The proposals in this proxy statement affect only the Fund, which is one of three series of the Company. As a result, the Board of Directors of the Company is soliciting votes only from shareholders of the Fund.

     Each share of each class of the Common Stock, $.001 par value, of the Fund (the "Common Stock") is entitled to one vote. Shareholders of the Fund at the close of business on November 3, 1997 (the "Record Date") will be entitled to be present and give voting instructions for the Fund at the Meeting with respect to their shares of Common Stock owned as of such Record Date. As of November 3, 1997, there were 4,227,363 shares of Common Stock outstanding and entitled to vote as of such record date, representing total net assets of $64,152,200.

     A majority of the outstanding shares of the Fund on the Record Date, represented in person or by proxy, must be present to constitute a quorum for the transaction of the Fund's business at the Meeting.

     Approval of Proposal 1 requires a "Majority Vote." For purposes of this requirement, a "Majority Vote" shall mean a "majority of the outstanding voting securities" of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), i.e., (i) 67% or more of the shares of the Fund present at the Meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund, whichever is less.

     If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve any or all of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the Proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. A shareholder vote may be taken on one or more of the Proposals in this proxy statement prior to any adjournment if sufficient votes have been received with respect to a Proposal. If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote shall, with respect to matters to be determined by a majority of the votes cast on such matter, be deemed present at the Special Meeting for purposes of determining a quorum, but shall not be deemed represented at the Special Meeting for purposes of calculating the vote with respect to such matter. With respect to matters requiring the affirmative vote of a majority of the total shares outstanding, an abstention or broker non-vote will be considered present for purposes of determining the existence of a quorum, and will have the effect of a vote against such matters.

     To the knowledge of the Fund, as of September 30, 1997, no current Director of the Fund owns 1% or more of outstanding shares of the Fund and the officers and Directors of the Fund own, as a group, less than 1% of the shares of the Fund. To the knowledge of the Fund, as of September 30, 1997, no person owned beneficially more than 5% of the outstanding shares of the Fund.

Expenses

     CRM Advisors, LLC has agreed to pay the expenses of the Fund in connection with this Notice and Proxy Statement and the Meeting, including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out of pocket expenses.

The Investment Manager

     PAII, whose address is 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004, is the Investment Manager of the Fund.

The Principal Underwriter

     Pilgrim America Securities, Inc., whose address is 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004, is the Distributor for the Fund.

                                 PROPOSAL NO. 1
                APPROVAL OF A NEW PORTFOLIO MANAGEMENT AGREEMENT

     Shareholders of the Fund are being asked to approve a new portfolio management agreement (the "New Agreement") between Pilgrim America Investments, Inc. (the "Investment Manager") and Cramer Rosenthal McGlynn, LLC (the "New Adviser") for New Adviser to serve as the Fund's Portfolio Manager. Approval of the New Agreement is required because the current Portfolio Management Agreement (the "Current Agreement") between the Investment Manager and CRM Advisors, LLC (the "Current Adviser") will be terminated by a reorganization of the Current Adviser, which is described below.

     The same people who currently manage the Fund will continue to manage the Fund under the New Agreement. In addition, the terms of the New Agreement will be substantially the same as the terms of the Current Agreement, which was last approved by the Company's Board of Directors, including a majority of the Directors who were not parties to the Current Agreement or interested persons of such parties, at a meeting held on May 5, 1997. The Current Agreement was approved by the then sole shareholder of the Fund on June 27, 1995.

Summary of Transaction Leading to the New Agreement

     Gerald B. Cramer, Ronald H. McGlynn, Edward J. Rosenthal, Fred M. Filoon, Jay B. Abramson, Arthur J. Pergament and Eugene A. Trainor III (each a "Principal" and collectively, the "Principals") together own all of the outstanding limited liability company interests in Current Adviser, and all of the outstanding common shares of Cramer, Rosenthal, McGlynn, Inc. ("CRM"), a registered investment adviser under the Investment Advisers Act of 1940, and CRM Management, Inc. ("Management"), a general partner in several investment partnerships and the managing member of two limited liability companies. On October 31, 1997, the Principals, CRM, Management and New Adviser entered into various agreements with WT Investments, Inc. ("WTI"), an indirectly wholly-owned subsidiary of Wilmington Trust Corporation ("WTC"), pursuant to which:

          1. WTI will purchase 88.93% of the ownership interests in Current Adviser from certain Principals;

          2. WTI will purchase certain assets of CRM for cash;

          3. New Adviser, a newly-formed Delaware limited liability company, will sell to WTI a 24% interest in New Adviser in exchange for (a) the ownership interests in Current Adviser that WTI will purchase, (b) the assets of CRM that WTI will purchase, and (c) cash;

          4. The Principals will exchange the remainder of their ownership interests in Current Adviser for an interest in New Adviser;

          5. CRM will contribute to New Adviser substantially all of its assets, including its investment advisory contracts, subject to substantially all of its liabilities in exchange for an ownership interest in New Adviser;

          6. As a result of the foregoing transactions, the Principals and CRM (which is owned by the Principals) together will own 76% of New Adviser, while WTI will own 24% of New Adviser;

          7. CRM and Messrs. Abramson, Pergament and Trainor will have the right to sell their ownership interests in New Adviser to WTC, subject to certain restrictions;

          8. WTI will be required to buy the ownership interest of any Principal who dies, becomes disabled or retires, and WTI may also purchase the ownership interest of any Principal, and the ownership interest of CRM attributable to that Principal, whose employment with New Adviser is otherwise terminated or who has sought to exercise options to sell more than 50% of his highest direct and indirect interest in New Adviser.

     The foregoing transactions are scheduled to take place on or around January 2, 1998. As a result of these transactions, Current Adviser will become a wholly-owned subsidiary of New Adviser. Current Adviser will then be merged or liquidated into New Adviser. If, in the future, WTI, WTC or their affiliates acquire additional ownership interests in New Adviser through the means described above or otherwise, WTI may own a controlling block (as defined in the Investment Company Act of 1940 (the "1940 Act")), or have actual control, of New Adviser. The transaction is subject to several conditions, and if not met, the transaction may not occur. In the event that the transaction does not occur, the Current Agreement with the Current Adviser would not terminate and the Current Adviser could continue to render advisory services to the Fund.

     The change in ownership interests resulting from these transactions is deemed by the Rules under the 1940 Act to be an assignment of the Current Agreement. The Current Agreement provides for its automatic termination upon an assignment. Accordingly, the New Agreement between the Investment Manager and New Adviser is proposed for approval by shareholders of the Fund. A form of the New Agreement is attached as Exhibit A to this proxy statement.

     Current Adviser and New Adviser have advised the Fund that the same investment advisory and other personnel who work for the Current Adviser and its affiliate CRM are expected to work for the New Adviser after the transaction, and that the same persons responsible for management of the Fund under the Current Agreement will continue to be responsible under the New Agreement. Neither Current

Adviser nor New Adviser anticipate that the transaction will cause any reduction in the quality of services now provided to the Fund, or have any adverse effect on New Adviser's ability to fulfill its obligations to the Funds.

     The New Agreement was approved by the Company's Board of Directors, including a majority of the Directors who were not interested persons of the parties to the New Agreement, at a meeting held on November 3, 1997.

     If the New Agreement is approved by the Fund's shareholders, it will remain in effect, unless earlier terminated, for an initial term expiring on May 1, 1998 and will continue in effect thereafter for successive twelve-month periods, provided that each such continuance is specifically approved at least annually (i) by the Company's Board of Directors or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by a majority of the Company's Directors who are not parties to the New Agreement or interested persons of any such party (other than as Directors of the Company).

     If the Shareholders of the Fund do not approve the New Agreement, the Investment Manager will manage the portfolio of the Fund. Thereafter, the Investment Manager would either negotiate a new portfolio management agreement for the Fund with another investment advisory organization or make other appropriate arrangements. If the Investment Manager retains another Portfolio Manager, the new portfolio management agreement would be subject to approval by the Directors and Shareholders of the Fund.

     WTC  is  a  bank  and  thrift  holding  company organized under the laws of
Delaware. WTC holds all of the outstanding capital stock of Wilmington Trust Company, a Delaware chartered bank and trust company engaged in commercial banking and trust activities since 1903. WTC directly owns two other financial institutions, Wilmington Trust of Pennsylvania, a Pennsylvania-chartered bank and trust company acquired in 1993 and Wilmington Trust FSB, a Federally-chartered savings bank organized in 1994. Through its direct and indirect subsidiaries, WTC engages in residential, commercial and construction lending, deposit taking, insurance, investment advisory and broker-dealer services and mutual fund administration. On September 30, 1997, WTC, together with its subsidiaries, had total assets of over $5.9 billion. Wilmington Trust Company, the largest subsidiary of WTC, is among the nation's largest personal trust companies and holds approximately $95 billion in a fiduciary capacity.

The Terms of the New Agreement

     On November 3, 1997, a majority of the Board of Directors, including a majority of the Directors who are not parties to the New Agreement or interested persons of such parties, approved the New Agreement. The terms of the New Agreement are substantially the same as those of the Current Agreement.

     The New Agreement, like the Current Agreement, requires New Adviser to provide, subject to the supervision of the Investment Manager, a continuous investment program for the Fund and to determine the composition of the assets of the Fund, including determination of the purchase, retention, or sale of the securities, cash, and other investments for the Fund, in accordance with the Fund's investment objectives, policies and restrictions. New Adviser will also provide investment research and analysis. The terms of the New Agreement obligate New Adviser to manage the Fund in accordance with applicable laws and regulations.

     Portfolio Management Fee. Under the New Agreement, the Investment Manager (not the Fund) will pay the New Adviser a portfolio management fee, payable monthly, at an annual rate of .50% of the Fund's average daily net assets. The fee to be paid by the Investment Manager under the New Agreement is the same as the fee paid under the Current Agreement. During the fiscal year ended June 30, 1997, the Investment Manager paid portfolio management fees to Current Adviser of $193,080. Pursuant to the Investment Management Agreement, the Fund pays the Investment Manager a fee at an annual rate of 1% of the Fund's average daily net assets.

     Liability of the New Adviser. Like the Current Agreement, the New Agreement provides that New Adviser is not subject to liability for to any damages, expenses, or losses to the Fund connected with or arising out of any investment advisory services rendered under the New Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of New Adviser's duties or by reason of reckless disregard of its obligations and duties under the New Agreement.

     Termination. The termination provisions of the New Agreement are the same as those of the Current Agreement. The New Agreement will terminate automatically in the event of its assignment. In addition, it may be terminated by the Investment Manager upon sixty days' written notice to New Adviser and the Fund, by New Adviser upon sixty days' written notice to the Investment Manager and the Fund, and by the Fund, upon the vote of a majority of the Fund's Board of Directors or a majority of the outstanding voting shares of the Fund, upon sixty days' written notice to the Investment Manager and the New Adviser.

Information About New Adviser

     New Adviser is a limited liability company organized under the laws of the State of Delaware on September 23, 1997. It will operate as a successor registered investment adviser under the Investment Advisers Act of 1940 pursuant to the current registrations of CRM and Current Adviser, and after the transactions described above are completed it will file an application to become a registered investment adviser. Although as a new entity New Adviser has no previous experience managing an investment company, the principal shareholders and portfolio managers of New Adviser have over 180 years experience in portfolio management of the Fund through Current Adviser and of private investment accounts through CRM, which has managed investments in small and mid capitalization companies for over twenty-four years. As of this date, CRM has over $3.5 billion of assets under management.

     New Adviser's current principal executive officers and managers and their principal occupations are listed below.

Name                            Position with New Adviser and Principal Occupation
----                            --------------------------------------------------
Gerald B. Cramer    .........   Chairman
Edward J. Rosenthal    ......   Vice Chairman
Ronald H. McGlynn   .........   Manager, President and Chief Executive Officer
Jay B. Abramson  ............   Executive Vice President and Director of Research
Fred M. Filoon   ............   Senior Vice President
Eugene A. Trainor III  ......   Senior Vice President and Chief Financial Officer
Arthur J. Pergament    ......   Senior Vice President

     New Adviser will be managed by a board of managers consiting of five managers. Certain Principals, individually and collectively, CRM and WTI will have the right to designate managers depending upon each party's ownership interest in New Adviser. The remaining managers will be elected by a majority vote of the members of New Adviser. Initially, the board of managers of New Adviser is expected to consist of Messrs. Cramer and McGlynn, one designee of WTI and two other individuals selected by CRM. If WTI or its affiliates acquire a majority of the ownership interests of New Adviser as a result of the exercise of the options described above or otherwise, WTI will be able to elect a majority of the board of managers.

     Accounts managed by CRM hold an interest in Pilgrim America Capital Corporation ("PACC"), which is the parent company of the Investment Manager. As of October 13, 1997, the equity interest in PACC held by accounts managed by CRM is 19.894%, which makes CRM, together with its accounts under management, PACC's largest shareholder. After the restructuring, New Adviser will be the successor to CRM and, as a result, will manage the same accounts that currently have substantial holdings in PACC.

Evaluation By the Board of Directors

     In determining whether or not it was appropriate to approve the New Agreement and to recommend approval to shareholders, the Board of Directors, including the Directors who are not interested persons of the Investment Manager or New Adviser, considered various matters and materials provided by New Adviser and Current Adviser. Information considered by the Directors included, among other things, the following: (1) the Current Adviser's representation that the same persons responsible for management of the Fund under the Current Agreement will continue to manage the Fund under the New Agreement; (2)
that the compensation to be received by New Adviser under the New Agreement is the same as the compensation paid under the Current Agreement; (3) the fairness of such compensation; (4) the nature and quality of the services to be rendered; (5) the results achieved by Current Adviser for the Fund; (6) the personnel, operations and financial condition, and investment management capabilities, methodologies, and performance of New Adviser; and (7) the terms and provisions of the New Agreement and Current Agreement.

     The Board of Directors also considered the terms of the New Agreement and the possible effects of the transaction upon New Adviser and its ability to provide services to the Fund. The Board of Directors considered the skills and capability of personnel who will be associated with New Adviser.

     Based upon its review, the Board has determined that, by approving the New Agreement, the Fund can best be assured that services from Current Adviser and New Adviser will be provided without interruption. The Board believes that retaining New Adviser to serve as portfolio manager of the Fund is in the best interests of the Fund and its shareholders. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Board of Directors unanimously approved the New Agreement and voted to recommend its approval by the Fund's shareholders.

Vote Required

     The proposal to approve the new Portfolio Management Agreement requires approval by a Majority Vote.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 1.

                               GENERAL INFORMATION

Other Matters to Come Before the Meeting

     The Company's management does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxyholders will vote thereon in accordance with their best judgment.

Executive Officers of the Company

     The  following  persons  currently  are principal executive officers of the
Company:

                            Position with                        Principal Occupation
        Name                 the Company                        for the Last Five Years
        ----                -------------                       -----------------------
Robert W. Stallings   Chairman of the Board,      Chairman, Chief Executive Officer and President
 (Age 48)             Chief Executive Officer     of Pilgrim America Group, Inc. ("PAGI") (since
                      and President (since        December 1994); Chairman, PAII (since December
                      April 1995)                 1994); Director (since December 1994) and Chair-
                                                  man (since November 1995), Pilgrim America
                                                  Securities, Inc. ("PASI"); Chairman, Chief Execu-
                                                  tive Officer and President of Pilgrim Government
                                                  Securities Income Fund, Inc., Pilgrim America
                                                  Investment Funds, Inc. and Pilgrim America Bank
                                                  and Thrift Fund, Inc. (since April 1995). Chairman
                                                  and Chief Executive Officer of Pilgrim America
                                                  Prime Rate Trust (since April 1995). Chairman and
                                                  Chief Executive Officer of Pilgrim America Capital
                                                  Corporation (formerly, Express America Holdings
                                                  Corporation) ("PACC") (since August 1990).

James R. Reis         Executive Vice              Director, Vice Chairman (since December 1994),
 (Age 40)             President (since April      Executive Vice President (since April 1995), and
                      1995), Treasurer,           Treasurer (since September 1996), PAGI and PAII;
                      Assistant Seretary,         Director (since December 1994), Vice Chairman
                      Principal Accounting        (since November 1995) and Assistant Secretary
                      Officer (since May          (since January 1995) of PASI; Executive Vice
                      1997)                       President, Treasurer, Assistant Secretary and
                                                  Principal Accounting Officer of most of the other
                                                  funds in the Pilgrim America Group of Funds;
                                                  Chief Financial Officer (since December 1993),
                                                  Vice Chairman and Assistant Secretary (since
                                                  April 1993) and former President (May 1991-
                                                  December 1993), PACC; Vice Chairman (since
                                                  April 1993) and former President (May 1991-
                                                  December 1993), Express America Mortgage
                                                  Corporation.

Stanley D. Vyner      Executive Vice              Executive Vice President (since August 1996),
 (Age 47)             President (since            PAGI; President and Chief Executive Officer
                      August 1996)                (since August 1996), PAII; Executive Vice Presi-
                                                  dent (since July 1996) of most of the funds in the
                                                  Pilgrim America Group of Funds. Formerly Chief
                                                  Executive Officer (November 1993-December
                                                  1995), HSBC Asset Management Americas, Inc.,
                                                  and Chief Executive Officer, and Actuary (May
                                                  1986-October 1993), HSBC Life.

                         Position with                        Principal Occupation
       Name               the Company                       for the Last Five Years
       ----              -------------                      -----------------------
James M. Hennessy   Senior Vice President     Senior Vice President and Secretary (since April
 (Age 48)           and Secretary (since      1995), PACC, PAGI, PASI and PAII. Senior Vice
                    April 1995)               President and Secretary of each of the funds in the
                                              Pilgrim America Group of Funds. Formerly Senior
                                              Vice President, Express America Mortgage
                                              Corporation (June 1992-August 1994) and
                                              President, Beverly Hills Securities Corp. (January
                                              1990-June 1992).

Robert S. Naka      Vice President (since     Vice President, PAII (since April 1997) and PAGI
 (Age 34)           May 1997) and Asst.       (since February 1997). Vice President and
                    Secretary (since July     Assistant Secretary of each of the funds in the
                    1996)                     Pilgrim America Group of Funds. Formerly
                                              Assistant Vice President, PAGI (August 1995-
                                              February 1997). Formerly Operations Manager,
                                              Pilgrim Group, Inc. (April 1992-April 1995).

Shareholder Proposals

     Proposals of shareholders must be received by the Company a reasonable time prior to the mailing of the proxy materials for a meeting of shareholders. The submission by a shareholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under the federal securities laws.

Reports to Shareholders

     The Company will furnish, without charge, a copy of the Annual Report and the most recent Semi-Annual Report regarding the Company on request. Requests for such reports should be directed to Pilgrim America at 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004 or to the Company at (800) 331-1080.

     IN ORDER  THAT THE  PRESENCE  OF A QUORUM AT THE  MEETING  MAY BE  ASSURED,
PROMPT   EXECUTION   AND  RETURN  OF  THE  ENCLOSED   PROXY  IS   REQUESTED.   A
SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.



                                        /s/ James Hennessy

                                        JAMES M. HENNESSY, Secretary

November 10, 1997
40 North Central Avenue, Suite 1200
Phoenix, Arizona 85004

                                                                      EXHIBIT A

                         PORTFOLIO MANAGEMENT AGREEMENT

     AGREEMENT made this 2nd day of January, 1998 between Pilgrim America Investments, Inc., a Delaware corporation (the "Manager"), and Cramer Rosenthal McGlynn, LLC, a Delaware limited liability company (the "Portfolio Manager").

     WHEREAS, Pilgrim America Masters Series, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company;

     WHEREAS, the Fund is authorized to issue separate series, each of which will offer a separate class of shares of common stock, each series having its own investment objective or objectives, policies, and limitations;

     WHEREAS, the Fund currently proposes to offer shares in three series, may offer shares of additional series in the future, and currently intends to offer shares of additional series in the future;

     WHEREAS, pursuant to an Investment Management Agreement, dated June 8, 1995 (the "Management Agreement"), which was last renewed by the Board of Directors of the Fund on May 5, 1997, a copy of which has been provided to the Portfolio Manager, the Fund has retained the Manager to render advisory, management, and administrative services with respect to each of the Fund's series; and

     WHEREAS, pursuant to authority granted to the Manager in the Management Agreement, the Manager wishes to retain the Portfolio Manager to furnish investment advisory services to one or more of the series of the Fund, and the Portfolio Manager is willing to furnish such services to the Fund and the Manager;

     NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Portfolio Manager as follows:

          1. Appointment. The Manager hereby appoints the Portfolio Manager to act as the investment adviser and manager to the Pilgrim America Masters MidCap Value Fund series of the Fund (the "Series") for the periods and on the terms set forth in this Agreement. The Portfolio Manager accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

          In the event the Fund designates one or more series (other than the Series) with respect to which the Manager wishes to retain the Portfolio Manager to render investment advisory services hereunder, it shall notify the Portfolio Manager in writing. If the Portfolio Manager is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

          2. Portfolio Management Duties. Subject to the supervision of the Fund's Board of Directors and the Manager, the Portfolio Manager will provide a continuous investment program for the Series' portfolio and determine in its discretion the composition of the assets of the Series' portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Portfolio Manager will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Series' assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest. To the extent permitted by the investment policies of the Series, the Portfolio Manager shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series. The Portfolio Manager will provide the services under this Agreement in accordance with the Series' investment objective or objectives, policies, and restrictions as stated in the Fund's Registration Statement filed with the Securities and Exchange Commission ("SEC"), as amended, copies of which shall be sent to the Portfolio Manager by the Manager. The Portfolio Manager further agrees as follows:

               (a) The Portfolio Manager will not take any action that would cause the Series to fail to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

               (b) The Portfolio Manager will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Fund's Board of Directors of which the Portfolio Manager has been sent a copy, and the provisions of the Registration Statement of the Fund filed under the Securities Act of 1933 (the "1933 Act") and the 1940 Act, as supplemented or amended, of which the Portfolio Manager has received a copy.

               (c) The Portfolio Manager will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Series are invested. The Portfolio Manager will maintain appropriate records detailing its voting of proxies on behalf of the Fund and will provide to the Fund at least annually a report setting forth the proposals voted on and how the Series' shares were voted since the prior report, including the name of the corresponding issuers.

               (d) On occasions when the Portfolio Manager deems the purchase or sale of a security to be in the best interest of the Series as well as of other investment advisory clients of the Portfolio Manager or any of its affiliates, the Portfolio Manager may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Portfolio Manager in a manner that is fair and equitable in the judgment of the Portfolio Manager in the exercise of its fiduciary obligations to the Fund and to such other clients, subject to review by the Manager and the Fund's Board of Directors.

               (e) In connection with the purchase and sale of securities for the Series, the Portfolio Manager will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be settled through the Depository
          Trust Company, the Portfolio Manager will arrange for the prompt transmission of the confirmation of such trades to the Fund's custodian and portfolio accounting agent.

               (f) The Portfolio Manager will assist the custodian and portfolio accounting agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Fund, the value of any portfolio securities or other assets of the Series for which the custodian and portfolio accounting agent seeks assistance from or identifies for review by the Portfolio Manager. The parties acknowledge that the Portfolio Manager is not a custodian of Series' assets and will not take possession or custody of such assets.

               (g) The Portfolio Manager will make available to the Fund and the Manager, promptly upon request, all of the Series' investment records and ledgers maintained by the Portfolio Manager (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Fund) as are necessary to assist the Fund and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the "Advisers Act"), as well as other applicable laws. The Portfolio Manager will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services in respect to the Series which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

               (h) The Portfolio Manager will provide reports to the Fund's Board of Directors for consideration at meetings of the Board on the investment program for the Series and the issuers and securities represented in the Series' portfolio, and will furnish the Fund's Board of Directors with respect to the Series such periodic and special reports as the Directors and the Manager may reasonably request. The Portfolio Manager will provide the Manager, no later than the 20th day following the end of each of the first three fiscal quarters of the Series and the 45th day following the end of the Series' fiscal year, a letter to shareholders (to be subject to review and editing by the Manager) containing a discussion of those factors referred to in Item 5A(a) of 1940 Act Form N-1A in respect of both the prior quarter and the fiscal year to date.

          3. Broker-Dealer Selection. The Portfolio Manager is authorized to make decisions to buy and sell securities and other investments for the Series' portfolio, broker-dealer selection, and negotiation of brokerage commission rates. The Portfolio Manager's primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the prospectus and/or statement of additional information for the Fund, and determined in consultation with the Manager, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm's risk positioning a block of securities. Accordingly, the price to the Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Portfolio Manager in the exercise of its fiduciary obligations to the Fund, by other aspects of the portfolio execution services offered. Subject to such policies as the Fund's Board of Directors may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Portfolio Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Portfolio Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Portfolio Manager's or the Manager's overall responsibilities with respect to the Series and to their respective other clients as to which they exercise investment discretion. The Portfolio Manager will consult with the Manager to the end that portfolio transactions on behalf of the Series are directed to broker-dealers on the basis of criteria reasonably considered appropriate by the Manager. To the extent consistent with these standards, the Portfolio Manager is further authorized to allocate the orders placed by it on behalf of the Series to the Portfolio Manager if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Portfolio Manager, or an affiliate of the Portfolio Manager. Such allocation shall be in such amounts and proportions as the Portfolio Manager shall determine consistent with the above standards, and the Portfolio Manager will report on said allocation regularly to the Fund's Board of Directors indicating the broker-dealers to which such allocations have been made and the basis therefor.

          4. Disclosure about Portfolio Manager. The Portfolio Manager has reviewed the Registration Statement for the Fund, with supplements thereto, filed or to be filed with the SEC that contain disclosure about the Portfolio Manager, and represents and warrants that, with respect to the disclosure about the Portfolio Manager, such Registration Statement and supplements contain, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Portfolio Manager further represents and warrants that it will take the steps necessary to become a duly registered investment adviser under the Advisers Act no later than the effective date of this Agreement. The Portfolio Manager will provide the Manager with a copy of the Portfolio Manager's Form ADV, Part II at the time the Form ADV is filed with the SEC.

          5. Expenses. During the term of this Agreement, the Portfolio Manager will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement, except as provided in Section 11. The Manager or the Fund shall be responsible for all the expenses of the Fund's operations.

          6. Compensation. For the services provided, the Manager will pay the Portfolio Manager a monthly fee, in arrears, equal to 1|M/12 of .50% of the Series' average daily net assets during the month. Payment of the fee will be due on the 10th day of the following month. The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties. In accordance with the provisions of the Management Agreement, the Manager is solely responsible for the payment of fees to the Portfolio Manager, and the Portfolio Manager agrees to seek payment of its fees solely from the Manager; provided, however, that if the Fund fails to pay the Manager all or a portion of the management fee under said Management Agreement when due, and the amount that was paid is insufficient to cover the Portfolio Manager's fee under this Agreement for the period in question, then the Portfolio Manager may enforce against the Fund any rights it may have as a third-party beneficiary under the Management Agreement and the Manager will (i) not be obligated to pay to the Portfolio Manager the deficiency until actually collected from the Fund and (ii) take all steps appropriate under the circumstances to collect the amount due from the Fund.

          7. Compliance.

               (a) The Portfolio Manager agrees that it shall immediately notify the Manager and the Fund (1) in the event that the SEC has censured the Portfolio Manager; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio Manager further agrees to notify the Manager and the Fund immediately of any material fact known to the Portfolio Manager respecting or relating to the Portfolio Manager that is not contained in the Registration Statement or prospectus for the Fund (which describes the Series), or any amendment or supplement thereto, or of any statement contained therein that becomes untrue in any material respect.

               (b) The Manager agrees that it shall immediately notify the Portfolio Manager (1) in the event that the SEC has censured the Manager or the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

          8. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Portfolio Manager hereby agrees that all records which it maintains for the Series are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's or the Manager's request, although the Portfolio Manager may, at its own expense, make and retain a copy of such records. The Portfolio Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in the Rule.

          9. Cooperation; Confidentiality. Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Fund. Subject to the foregoing, the Portfolio Manager shall treat as confidential all information pertaining to the Fund and actions of the Fund, the Manager and the Portfolio Manager, and the Manager shall treat as confidential and use only in connection with the Series all information furnished to the Fund or the Manager by the Portfolio Manager, in connection with its duties under the agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Portfolio Manager or the Manager, or if available from a source other than the Manager, Portfolio Manager or this Fund.

          10. Representations Respecting Portfolio Manager. The Manager agrees that neither the Manager, nor affiliated persons of the Manager, shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Portfolio Manager or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Fund's shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved in advance by the Portfolio Manager, except with the prior permission of the Portfolio Manager. The parties agree that in the event that the Manager or an affiliated person of the Manager sends sales literature or other promotional material to the Portfolio Manager for its approval and the Portfolio Manager has not commenced within 10 days, the Manager and its affiliated persons may use and distribute such sales literature or other promotional material.

          11. Additional Covenants of the Portfolio Manager.

               (a) The Portfolio Manager will make available Gerald Cramer or Edward Rosenthal to accompany representatives of the Fund's distributor for six (6) days per year of "road show" marketing/due diligence presentations to dealers and potential dealers in the Fund's shares, the timing and location (within the United States) of such six presentations to be chosen by the Manager following consultation with the Portfolio Manager. The Portfolio Manager may substitute a senior member of its firm for Mr. Cramer or Mr. Rosenthal, if such individual is reasonably acceptable to the Manager. The Manager will reimburse the Portfolio Manager, or cause the Fund's distributor to reimburse the Portfolio Manager, for the reasonable out-of-pocket expenses incurred by the Portfolio Manager in assisting in such presentations.

               (b) During the term of this Agreement and during the six-month period beginning the date that this Agreement terminates, neither the Portfolio Manager nor any of the Portfolio Manager's affiliates will serve or act as an investment adviser or sub-investment adviser to any other SEC-registered open-end investment company or series thereof having investment objectives similar to those of the Series. The Portfolio Manager shall not be bound by this covenant with respect to the period following the termination of this Agreement in the event the termination is not voluntarily effected by the Portfolio Manager, and shall not be bound by this covenant for any period in the event that the Portfolio Manager does not receive compensation for its services from the Manager or the Fund as required by the terms of this agreement.

          12. Control. Notwithstanding any other provisions of the Agreement, it is understood and agreed that the Fund shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and has reserved the right to reasonably direct any action hereunder taken on its behalf by the Portfolio Manager.

          13. Liability. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, and subject to the applicable provisions of Paragraph 2(f) of this Agreement (which deal with non-investment advisory services), the Manager agrees that the Portfolio Manager, any affiliated person of the Portfolio Manager, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Portfolio Manager (1) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the Fund that is not a Series hereunder, and (2) shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Portfolio Manager's duties, or by reason of reckless disregard of the Portfolio Manager's obligations and duties under this Agreement.

          14. Duration and Termination.

               (a) This Agreement shall become effective on the date first indicated above, subject to the condition that the Fund's Board of Directors, including a majority of those Directors who are not interested persons (as such term is defined in the 1940 Act) of the Manager or the Portfolio Manager, and the shareholder(s) of the Series, shall have approved this Agreement. Unless terminated as provided herein, this Agreement shall remain in full force and effect until May 1,

          1988 and continue on an annual basis thereafter with respect to each Series covered by this Agreement; provided that such annual continuance is specifically approved each year by (a) the Board of Directors of the Fund, or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Series, and (b) the vote of a majority of those Directors who are not parties to this Agreement or interested persons (as such term is defined in the 1940
          Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or
          (ii) that this agreement has not been approved by the vote of a majority of the outstanding shares of the Fund, unless such approval shall be required by any other applicable law or otherwise. Notwithstanding the foregoing, this Agreement may be terminated with respect to any Series covered by this Agreement: (a) by the Manager at any time without penalty, upon sixty (60) days' written notice to the Portfolio Manager and the Fund, (b) at any time without payment of any penalty by the Fund, by the Fund's Board of Directors or a majority of the outstanding voting securities of each Series, upon sixty (60) days' written notice to the Manager and the Portfolio Manager, or (c) by the Portfolio Manager upon requisite notice, as provided below, at any time after two years from the date of this agreement; and requisite notice for these purposes shall be three (3) months written notice unless the Fund or the Manager requests additional time to find a replacement for the Portfolio Manager, in which case the Portfolio Manager shall allow the additional time requested by the Fund or Manager shall allow the additional time requested by the Fund or Manager not to exceed three (3) additional months beyond the initial three-month notice period (however, in the event that such additional time is requested, the covenant described in Section 11(b) of this agreement shall apply as if the agreement terminates at the end of the initial three (3) month period); provided further, however, that the Portfolio Manager may terminate this Agreement at any time without penalty, effective upon written notice to the Manager and the Fund, in the event either the Portfolio Manager (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Fund, or in the event the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Portfolio Manager does not receive compensation for its services form the Manager or the Fund as required by the terms of this agreement. In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Fund, free from any claim or retention of rights in such record by the Portfolio Manager, although the Portfolio Manager may, at its own expense, make and retain a copy of such records. This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 2(g), 8, 9, 10, 11(b), 12, 13 and 16 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 14 and, to the extent that only amounts are owed to the Portfolio Manager as compensation for services rendered while the agreement was in effect, Section 6.

               (b) Notices.

                    Any  notice  must be in  writing  and shall be  sufficiently given (1) when delivered in person, (2) when dispatched by telegram or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

               If to the Fund:
                    Pilgrim America Masters Series, Inc.
                    40 North Central Avenue, Suite 1200
                    Phoenix, AZ 85004
                    Attention: James M. Hennessy

               If to the Portfolio Manager:
                    Cramer Rosenthal McGlynn, LLC
                    520 Madison Avenue
                    New York, NY 10022
                    Attention: Gerald B. Cramer

          15. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) the holders of a majority of the outstanding voting securities of the Series, and (ii) the Directors of the Fund, including a majority of the Directors of the Fund who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

          16. Use of Name.

               (a) It is understood that the name "Pilgrim America Investments, Inc." or any derivative thereof (including the name "Pilgrim" and the phrase "Pilgrim America") or logo associated with that name is the valuable property of the Manager and/or its affiliates, and that the Portfolio Manager has the right to use such name (or derivative or logo) only with the approval of the Manager and only so long as the Manager is Manager to the Fund and/or the Series. Upon termination of the Management Agreement between the Fund and the Manager, the
          Portfolio Manager shall forthwith cease to use such name (or derivative or logo).

               (b) It is understood that the name "Cramer Rosenthal McGlynn, LLC" or any derivative thereof or logo associated with that name is the valuable property of the Portfolio Manager and its affiliates and that the Fund and/or the Series have the right to use such name (or derivative or logo) in offering materials of the Fund with the approval of the Portfolio Manager and for so long as the Portfolio Manager is a portfolio manager to the Fund and/or the Series. Upon termination of this Agreement, the Manager shall forthwith cause the Fund to cease to use such name (or derivative or logo).

          17. Miscellaneous.

               (a) This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof. The term "affiliate" or "affiliated person" as used in this Agreement shall be "affiliated person" as defined in Section 2(a)(3) of the 1940 Act.

               (b) The Manager and the Portfolio Manager acknowledge that the Fund enjoys the rights of a third-party beneficiary under this Agreement, and the Manager acknowledges that the Portfolio Manager enjoys the rights of a third party beneficiary under the Management Agreement.

               (c) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

               (d) To the extent permitted under Section 13 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.


               (e) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

               (f) Nothing herein shall be construed as constituting the Portfolio Manager as an agent or co-partner of the Manager, or constituting the Manager as an agent or co-partner of the Portfolio Manager.

               (g) This agreement may be executed in counterparts.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

                                        PILGRIM AMERICA INVESTMENTS, INC.


                                        By: ------------------------------------

                                            ------------------------------------
                                            Title



                                        CRAMER ROSENTHAL McGLYNN, LLC


                                        By: ------------------------------------

                                            ------------------------------------
                                            Title

PILGRIM AMERICA FUNDS

PILGRIM AMERICA MASTERS
MIDCAP VALUE FUND
P.O. BOX 419368
KANSAS CITY, MO 64141

                   PILGRIM AMERICA MASTERS MIDCAP VALUE FUND,
                                   a series of
                      PILGRIM AMERICA MASTERS SERIES, INC.

The undersigned owner of Common Stock, par value $.001 per share (the ACommon Stock@) of the Pilgrim America Masters MidCap Value Fund (the AFund@) hereby instructs Robert W. Stallings or James M. Hennessy (Proxies) to vote the shares of the Common Stock held by him at the Special Meeting of Shareholders of the Fund to be held at 10:00 a.m., local time, on December 18, 1997 at 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004 and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the meeting, receipt of which is hereby acknowledged, and in the Proxies= discretion, upon such other matters as may properly come before the meeting or any adjournment thereof.

Please vote, sign and date this voting instruction and return it in the enclosed envelope.

These voting instructions will be voted as specified. If no specification is made, this voting instruction will be voted FOR all proposals.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR BALLOT AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:      /X/

KEEP THIS PORTION FOR YOUR RECORDS.

DETACH AND RETURN THIS PORTION ONLY.

               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

PILGRIM  AMERICA  MASTERS MIDCAP VALUE FUND, a series of
PILGRIM AMERICA MASTERS SERIES, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

Vote On Proposals

   1. To approve a new Portfolio Management Agreement       For            Against            Abstain
between Pilgrim America Investments, Inc. and Cramer
Rosenthal McGlynn, LLC, the successor to the current        /   /          /   /              /   /
Portfolio Manager

   2. To transact  such other  business as may properly
come before the Special Meeting of Shareholders or any
adjournments thereof                                        /   /          /   /              /   /

This voting instruction shall be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign.



Signature (PLEASE SIGN WITHIN BOX) Date     Signature (Joint Owners)     Date